SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2008

TELAVA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

          1-14219

           65-0067192

(Commission File Number)

(IRS Employer Identification No.)

353 Sacramento Street, Suite 1500, San Francisco California     94111

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (415) 321-3490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01    OTHER EVENTS

The Registrant wishes to clarify that its transition report on Form 10-KSB for the period May 1, 2007 to December 31, 2007 is due on April 21, 2008.  General Instruction A to Form 10-KSB provides that the due date for such transition reports on Form 10-KSBs is determined by Rule 13a-10. That rule provides that the due date is 90 days after the end of the transition period or the date of determination to change the fiscal year end, whichever is later. The Registrant determined to change its fiscal year end as reported in a Current Report on Form 8-K dated January 22, 2008, and the 90th day after that determination date is April 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELAVA NETWORKS, INC.

   (Registrant)

Date: April 15, 2008

By:      /s/ Baldwin Yung

     Baldwin Yung, President and Chief Executive Officer